UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    September 17, 2013 (September 16, 2013)

SB FINANCIAL GROUP, INC.
(Exact name of registrant as specifıed in its charter)

Ohio	0-13507	34-139506
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identifıcation No.)

401 Clinton Street, Defiance, Ohio	43512
(Address of principal executive offıces)	(Zip Code)

Registrant’s telephone number, including area code (419) 783-8950

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K fıling is intended to simultaneously satisfy the fıling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On September 16, 2013, SB Financial Group, Inc. (the “Company”) issued a press release announcing the filing of a $30 million shelf registration statement.  A copy of the September 16, 2013 press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

The registration statement has been filed with the Securities and Exchange Commission (the “SEC”), but has not yet become effective. Any offers, solicitations of offers to buy, or sales of the securities will only be made once the shelf registration statement has been declared effective by the SEC, including any prospectuses and prospectus supplements.  These securities may not be sold, nor may offers to buy be accepted prior to the time that the registration statement becomes effective.  This Current Report on Form 8-K is not an offer to sell the securities covered by the shelf registration statement and it is not soliciting an offer to buy those securities in any state where the offer or sale is not permitted.  The registration statement on Form S-3 may be accessed through the SEC's website at (http://edgar.sec.gov).

The information in this Current Report on Form 8-K and accompanying exhibit is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Certain statements within this Current Report on Form 8-K which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements involve risks and uncertainties and actual results may differ materially from those predicted by the forward-looking statements.  These risks and uncertainties include, but are not limited to, risks and uncertainties inherent in the national and regional banking, insurance and mortgage industries, competitive factors specific to markets in which the Company and its subsidiaries operate, future interest rate levels, legislative and regulatory actions, capital market conditions, general economic conditions, geopolitical events, the loss of key personnel and other factors.  Additional factors that could cause results to differ from those described above can be found in the Company's Annual Report on Form 10-K and documents subsequently filed by the Company with the Securities and Exchange Commission.  Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made, except as required by law.  All subsequent written and oral forward-looking statements attributable to the Company or any person acting on its behalf are qualified by these cautionary statements.

Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated September 16, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SB Financial Group, Inc.

Date: September 17, 2013	By:	/s/ Anthony V. Cosentino
Anthony V. Cosentino, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated September 16, 2013